Exhibit 99.1

Elastic Reports Strong Second Quarter Fiscal 2022 Financial Results

Q2 Revenue of $206.0 million, Up 42% year-over-year
Q2 Elastic Cloud Revenue of $69.0 million, Up 84% year-over-year

MOUNTAIN VIEW, Calif., December 1, 2021--(BUSINESS WIRE)-- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced strong results for its second quarter of fiscal 2022 (ended October 31, 2021).

Second Quarter Fiscal 2022 Financial Highlights

•Total revenue was $206.0 million, an increase of 42% year-over-year, or 41% on a constant currency basis
•Elastic Cloud revenue was $69.0 million, an increase of 84% year-over-year, as reported and on a constant currency basis
•Calculated billings was $231.2 million, an increase of 30% year-over-year, or 29% on a constant currency basis
•Deferred revenue was $390.3 million, an increase of 26% year-over-year
•GAAP operating loss was $37.2 million; GAAP operating margin was -18%
•Non-GAAP operating profit was $1.4 million; non-GAAP operating margin was 1%
•GAAP net loss per share was $0.51; non-GAAP loss per share was $0.09
•Operating cash flow was -$10.4 million with free cash flow of -$12.2 million
•Cash and cash equivalents were $876.1 million as of October 31, 2021

“Our strong second-quarter results were fueled by the rapid adoption of Elastic Cloud, the increased strategic relevance of our solutions, and continued expansion across our customer base,” said Shay Banon, Elastic founder and chief executive officer. “Customers are increasingly choosing Elastic Cloud to reduce complexity, automate operations, and make faster, data-driven decisions. Given the ongoing momentum, we expect Elastic Cloud revenue to exceed 50% of our total revenue in the next three years.”

Second Quarter Fiscal 2022 Key Metrics and Recent Business Highlights

Key Customer Metrics:
•Total subscription customer count was over 17,000, compared to over 16,000 in Q1 FY22, and over 12,900 in Q2 FY21
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 830, compared to over 780 in Q1 FY22, and over 650 in Q2 FY21
•Net Expansion Rate was consistent with Q1 FY22 and slightly below 130%

Product Releases and Recent Business Highlights

In Q2, Elastic continued to deliver enhancements to the Elastic Search Platform with the launch of Elastic 7.15, featuring cloud-first innovations and new capabilities across the company’s observability, security, and enterprise search solutions. In addition, the company expanded native integration with Google Cloud to provide customers with faster data ingestion in Elastic Cloud.

A key component of 7.15 was the general availability of the Elastic App Search web crawler in Elastic Enterprise Search, enabling customers to quickly and securely ingest content from publicly accessible websites and create enhanced web search experiences for any use case.

Elastic 7.15 also featured enhancements to Limitless Extended Detection and Response (XDR) in Elastic Security, including malicious behavior protection for Windows, macOS, and Linux hosts to strengthen existing malware and ransomware preventions and stop advanced threats.

Highlights include:

Elastic Cloud
•Released major enhancements to improve data resiliency and reduce network latency across all cloud providers, enabling customers to deliver results fast while reducing data transfer costs
•Expanded native integration with Google Cloud Dataflow to provide customers with faster data ingestion in Elastic Cloud
•Joined the Amazon Web Services (AWS) Independent Software Vendor (ISV) Workload Migration Program (WMP) as a certified Partner to simplify customer migrations to Elastic Cloud on AWS, and added a new AWS FireLens integration to help customers reduce time to value from their data
•Added support for Amazon ARM-based EC2 instances
•Launched three new AWS regions: Middle East, Europe South, and Africa

Elastic Enterprise Search
•Announced the general availability of the Elastic App Search web crawler to optimize customer’s search experiences
•Added new customization features in Elastic Workplace Search enabling customers to unify internal search experiences, meet infrastructure demands, and deliver relevant real-time results to meet the needs of their organizations

Elastic Observability
•Introduced the general availability of correlations in Elastic APM to help customers accelerate root cause analysis and reduce mean time to resolution
•Expanded unified observability with new APM troubleshooting views across logs, third-party dependencies, and backend services
•Completed the acquisition of Optimyze, a continuous profiling platform for infrastructure, applications and services

Elastic Security
•Enhanced Limitless XDR capabilities including malicious behavior protection to stop advanced threats at the endpoint for Windows, macOS and Linux hosts
•Added memory threat protection for Windows endpoints to add another layer of prevention against cyber attacks
•Launched integrations with products from Carbon Black, CrowdStrike, Cloudflare, HashiCorp, and Palo Alto Networks to help security teams achieve visibility across their attack surface
•Completed the acquisitions of build.security, a policy definition and enforcement platform, and Cmd, a leader in infrastructure detection and response
•Recognized by Forrester Research in The Forrester New Wave™: Extended Detection and Response (XDR) Providers, Q4 2021

Recent Business Highlights
•Elected Shelley Leibowitz to the Elastic Board of Directors; Leibowitz brings 30 years of real-world security domain expertise and extensive corporate board and advisory experience
•Held virtual ElasticON Global event featuring customer presentations by Adobe, General Motors, IBM, Microsoft, SAP, and Twitter
•Participated in AWS re:Invent, Google Next, KubeCon, Microsoft Ignite, and Black Hat Europe industry conferences
•Recognized as the Best Technology Company for Women in 2021, Best Company for Women (overall), and Best Company Where CEOs Support Gender Diversity by workplace review site Fairygodboss
•Named to the Inc. Best Led Companies List 2021

Financial Outlook

The Company is providing the following guidance:

For the third quarter of fiscal 2022 (ending January 31, 2022):

•Total revenue is expected to be between $207 million and $209 million
•Non-GAAP operating margin is expected to be between -6.0% and -5.0%
•Non-GAAP net loss per share is expected to be between $0.24 and $0.20, assuming between 92.5 million and 93.5 million weighted average ordinary shares outstanding

For fiscal 2022 (ending April 30, 2022):

•Total revenue is expected to be between $826 million and $832 million
•Non-GAAP operating margin is expected to be between -3.0% and -2.0%
•Non-GAAP net loss per share is expected to be between $0.61 and $0.51, assuming between 92.0 million and 93.0 million weighted average ordinary shares outstanding

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/ 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. Slides will accompany the webcast. The replay of the webcast and slides will be available for two months.

About Elastic

Elastic is a search company built on a free and open heritage. Anyone can use Elastic products and solutions to get started quickly and frictionlessly. Elastic offers three solutions for enterprise search, observability, and security, built on one technology stack that can be deployed anywhere. From finding documents to monitoring infrastructure to hunting for threats, Elastic makes data usable in real time and at scale. Founded in 2012, Elastic is a distributed company with Elasticians around the globe. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Use of Non-GAAP Financial Measures

Reconciliations of non-GAAP financial measures to Elastic’s financial results as determined in accordance with U.S. GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of this press release titled “About Non-GAAP Financial Measures.”

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risk and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending January 31, 2022 and the fiscal year ending April 30, 2022, our expectations regarding demand for our products and solutions and our future revenue, our assessments of the strength of our solutions and products, the expected performance or benefits of our offerings, our expectations regarding the growth and adoption of our Elastic Cloud offering, and our expectations regarding the benefits of our investments. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs in light of currently available information regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings, including security-related product and Elastic Cloud offerings; customer acceptance and purchase of our existing offerings and new offerings, including the expansion and adoption of our Elastic Cloud offerings; our inability to realize value from investments in the business, including R&D investments and strategic transactions; our ability to maintain and expand our user and customer base; the impact of the COVID-19 pandemic, including any variants, on the macroeconomic environment, on our business, operations, hiring and financial results, and on businesses of our customers and partners, including their spending priorities, the effect of lockdowns, restrictions and new regulations; the impact of our licensing model on the use and adoption of our software; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our international expansion strategy; our operating results and cash flows; our beliefs and objectives for future operations; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, including by expanding our relationships with our partners, and expand in our existing markets and into new markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the COVID-19 pandemic may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co
(650) 695-1055

Lisa Boughner
Elastic Corporate Communications
lisa.boughner@elastic.co

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2021	2020	2021	2020
Revenue
License - self-managed	$18,117	$15,514	$34,338	$30,393
Subscription - self-managed and SaaS	172,140	118,695	333,104	225,158
Total subscription revenue	190,257	134,209	367,442	255,551
Professional services	15,723	10,685	31,633	18,213
Total revenue	205,980	144,894	399,075	273,764
Cost of revenue
Cost of license - self-managed	395	347	741	693
Cost of subscription - self-managed and SaaS	41,847	29,148	79,021	55,038
Total cost of revenue - subscription	42,242	29,495	79,762	55,731
Cost of professional services	11,642	8,953	23,784	17,548
Total cost of revenue	53,884	38,448	103,546	73,279
Gross profit	152,096	106,446	295,529	200,485
Operating expenses
Research and development	63,763	46,688	123,145	92,366
Sales and marketing	94,953	64,474	182,986	120,625
General and administrative	30,555	23,705	57,607	45,434
Total operating expenses	189,271	134,867	363,738	258,425
Operating loss	(37,175)	(28,421)	(68,209)	(57,940)
Other income (expense), net
Interest expense	(6,332)	(4)	(8,152)	(13)
Other income (expense), net	(666)	(80)	352	10,814
Loss before income taxes	(44,173)	(28,505)	(76,009)	(47,139)
Provision for income taxes	2,850	653	5,503	1,020
Net loss	$(47,023)	$(29,158)	$(81,512)	$(48,159)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.51)	$(0.34)	$(0.89)	$(0.56)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	92,206,199	86,373,166	91,703,786	85,275,474

Elastic N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	As of October 31, 2021	As of April 30, 2021
Assets
Current assets:
Cash and cash equivalents	$876,059	$400,814
Restricted cash	2,939	2,894
Accounts receivable, net of allowance for credit losses of $2,896 and $2,344 as of October 31, 2021 and April 30, 2021, respectively	157,831	160,415
Deferred contract acquisition costs	38,183	36,089
Prepaid expenses and other current assets	34,896	37,002
Total current assets	1,109,908	637,214
Property and equipment, net	7,510	8,881
Goodwill	291,790	198,851
Operating lease right-of-use assets	23,667	25,464
Intangible assets, net	48,620	36,286
Deferred contract acquisition costs, non-current	57,854	50,263
Deferred tax assets	3,824	3,697
Other assets	18,528	12,516
Total assets	$1,561,701	$973,172
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$17,684	$7,248
Accrued expenses and other liabilities	43,277	28,909
Accrued compensation and benefits	55,827	52,525
Operating lease liabilities	9,454	8,528
Deferred revenue	354,148	352,805
Total current liabilities	480,390	450,015
Deferred revenue, non-current	36,165	44,895
Long-term debt, net	566,045	—
Operating lease liabilities, non-current	16,746	19,649
Other liabilities, non-current	12,555	7,782
Total liabilities	1,111,901	522,341
Commitments and contingencies
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of October 31, 2021 and April 30, 2021	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 92,566,025 and 90,533,985 shares issued and outstanding as of October 31, 2021 and April 30, 2021, respectively	972	948
Treasury stock	(369)	(369)
Additional paid-in capital	1,153,408	1,071,675
Accumulated other comprehensive loss	(9,381)	(8,105)
Accumulated deficit	(694,830)	(613,318)
Total shareholders’ equity	449,800	450,831
Total liabilities and shareholders’ equity	$1,561,701	$973,172

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss	$(47,023)	$(29,158)	$(81,512)	$(48,159)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	4,921	4,310	9,325	8,566
Amortization of deferred contract acquisition costs	14,692	9,160	28,570	18,173
Amortization of debt issuance costs	230	—	307	—
Non-cash operating lease cost	1,988	1,760	3,842	3,434
Stock-based compensation expense, net of amounts capitalized	29,400	21,487	59,578	40,078
Deferred income taxes	(106)	81	(249)	(286)
Foreign currency transaction (gain) loss	1,131	(874)	4	(10,924)
Other	—	(11)	98	(11)
Changes in operating assets and liabilities:
Accounts receivable, net	(47,805)	(45,148)	519	63
Deferred contract acquisition costs	(24,496)	(21,409)	(39,277)	(37,872)
Prepaid expenses and other current assets	6,815	759	2,218	1,100
Other assets	2,760	2,347	(3,337)	4,040
Accounts payable	(175)	(2,026)	10,485	(2,638)
Accrued expenses and other liabilities	16,889	4,038	16,719	(1,061)
Accrued compensation and benefits	5,277	6,513	3,823	(691)
Operating lease liabilities	(2,038)	(1,819)	(3,983)	(3,535)
Deferred revenue	27,157	32,701	(3,462)	34,432
Net cash provided by (used in) operating activities	(10,383)	(17,289)	3,668	4,709
Cash flows from investing activities
Purchases of property and equipment	(91)	(1,277)	(751)	(1,656)
Capitalization of internal-use software costs	(1,739)	—	(2,713)	—
Business acquisitions, net of cash acquired	(108,104)	—	(108,104)	—
Other	—	1,320	—	1,320
Net cash provided by (used in) investing activities	(109,934)	43	(111,568)	(336)
Cash flows from financing activities
Proceeds from the issuance of senior notes	—	—	575,000	—
Proceeds from issuance of ordinary shares upon exercise of stock options	9,852	15,978	20,831	45,230
Payments of debt issuance costs	(2,046)	—	(9,234)	—
Net cash provided by financing activities	7,806	15,978	586,597	45,230
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,172)	(153)	(3,407)	2,319
Net increase (decrease) in cash, cash equivalents, and restricted cash	(114,683)	(1,421)	475,290	51,922
Cash, cash equivalents, and restricted cash, beginning of period	993,681	352,732	403,708	299,389
Cash, cash equivalents, and restricted cash, end of period	$878,998	$351,311	$878,998	$351,311

Elastic N.V.
REVENUE BY TYPE
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended October 31,				Six Months Ended October 31,
	2021		2020		2021		2020
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$69,031	34%	$37,428	26%	$130,561	33%	$70,055	26%
Other subscription	121,226	58%	96,781	67%	236,881	59%	185,496	67%
Total subscription revenue	190,257	92%	134,209	93%	367,442	92%	255,551	93%
Professional services	15,723	8%	10,685	7%	31,633	8%	18,213	7%
Total revenue	$205,980	100%	$144,894	100%	$399,075	100%	$273,764	100%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
CALCULATED BILLINGS
(amounts in thousands)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2021	2020	2021	2020
Total revenue	$205,980	$144,894	$399,075	$273,764
Add: Increase (decrease) in deferred revenue	27,157	32,701	(3,462)	34,432
Less: Decrease (increase) in unbilled accounts receivable	(1,964)	151	609	(424)
Calculated billings	$231,173	$177,746	$396,222	$307,772

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
FREE CASH FLOW
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2021	2020	2021	2020
Net cash provided by (used in) operating activities	$(10,383)	$(17,289)	$3,668	$4,709
Less: Purchases of property and equipment	(91)	(1,277)	(751)	(1,656)
Less: Capitalization of internal-use software	(1,739)	—	(2,713)	—
Free cash flow	$(12,213)	$(18,566)	$204	$3,053
Net cash provided by (used in) investing activities	$(109,934)	$43	$(111,568)	$(336)
Net cash provided by financing activities	$7,806	$15,978	$586,597	$45,230
Net cash provided by (used in) operating activities (as a percentage of total revenue)	(5)%	(12)%	1%	2%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	(1)%	—%	(1)%
Less: Capitalization of internal-use software (as a percentage of total revenue)	(1)%	—%	(1)%	—%
Free cash flow margin	(6)%	(13)%	—%	1%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands, except percentages, share and per share amounts)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2021	2020	2021	2020
Gross Profit Reconciliation:
GAAP gross profit	$152,096	$106,446	$295,529	$200,485
Stock-based compensation expense	3,356	2,836	7,065	5,154
Employer payroll taxes on employee stock transactions	179	102	805	322
Amortization of acquired intangibles	2,498	2,109	4,510	4,218
Non-GAAP gross profit	$158,129	$111,493	$307,909	$210,179
Gross Margin Reconciliation(1):
GAAP gross margin	73.8%	73.5%	74.1%	73.2%
Stock-based compensation expense	1.6%	2.0%	1.8%	1.9%
Employer payroll taxes on employee stock transactions	0.1%	0.1%	0.2%	0.1%
Amortization of acquired intangibles	1.2%	1.5%	1.1%	1.5%
Non-GAAP gross margin	76.8%	76.9%	77.2%	76.8%
Operating Loss Reconciliation:
GAAP operating loss	$(37,175)	$(28,421)	$(68,209)	$(57,940)
Stock-based compensation expense	29,982	21,487	60,160	40,078
Employer payroll taxes on employee stock transactions	2,592	1,643	6,991	4,751
Amortization of acquired intangibles	3,926	3,542	7,367	7,092
Acquisition-related expenses	2,042	—	2,268	—
Non-GAAP operating income (loss)	$1,367	$(1,749)	$8,577	$(6,019)
Operating Margin Reconciliation(1):
GAAP operating margin	(18.0)%	(19.6)%	(17.1)%	(21.2)%
Stock-based compensation expense	14.6%	14.8%	15.1%	14.6%
Employer payroll taxes on employee stock transactions	1.3%	1.1%	1.8%	1.7%
Amortization of acquired intangibles	1.9%	2.4%	1.8%	2.6%
Acquisition-related expenses	1.0%	0.0%	0.6%	0.0%
Non-GAAP operating margin	0.7%	(1.2)%	2.1%	(2.2)%
Net Loss Reconciliation:
GAAP net loss	$(47,023)	$(29,158)	$(81,512)	$(48,159)
Stock-based compensation expense	29,982	21,487	60,160	40,078
Employer payroll taxes on employee stock transactions	2,592	1,643	6,991	4,751
Amortization of acquired intangibles	3,926	3,542	7,367	7,092
Acquisition-related expenses	2,042	—	2,268	—
Income tax(2)	(262)	(58)	(531)	(150)
Non-GAAP net income (loss)	$(8,743)	$(2,544)	$(5,257)	$3,612
Non-GAAP net earnings (loss) per share attributable to ordinary shareholders, basic	$(0.09)	$(0.03)	$(0.06)	$0.04
Non-GAAP net earnings (loss) per share attributable to ordinary shareholders, diluted	$(0.09)	$(0.03)	$(0.06)	$0.04
Weighted-average shares used to compute net earnings per share attributable to ordinary shareholders, basic	92,206,199	86,373,166	91,703,786	85,275,474
Weighted-average shares used to compute net earnings per share attributable to ordinary shareholders, diluted	92,206,199	86,373,166	91,703,786	96,681,562
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands)
(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2021	2020	2021	2020
Cost of revenue reconciliation:
GAAP cost of license - self-managed	$395	$347	$741	$693
Amortization of acquired intangibles	(395)	(347)	(741)	(693)
Non-GAAP cost of license - self -managed	$—	$—	$—	$—
GAAP cost of subscription - self-managed and SaaS	$41,847	$29,148	$79,021	$55,038
Stock-based compensation expense	(2,064)	(1,860)	(4,198)	(3,226)
Employer payroll taxes on employee stock transactions	(65)	(77)	(327)	(220)
Amortization of acquired intangibles	(2,103)	(1,762)	(3,769)	(3,525)
Non-GAAP cost of subscription - self-managed and SaaS	$37,615	$25,449	$70,727	$48,067
GAAP cost of professional services	$11,642	$8,953	$23,784	$17,548
Stock-based compensation expense	(1,292)	(976)	(2,867)	(1,928)
Employer payroll taxes on employee stock transactions	(114)	(25)	(478)	(102)
Non-GAAP cost of professional services	$10,236	$7,952	$20,439	$15,518
Operating expenses reconciliation:
GAAP research and development expense	$63,763	$46,688	$123,145	$92,366
Stock-based compensation expense	(13,658)	(7,663)	(25,755)	(14,793)
Employer payroll taxes on employee stock transactions	(655)	(465)	(2,253)	(1,459)
Acquisition-related expenses	(982)	—	(982)	—
Non-GAAP research and development expense	$48,468	$38,560	$94,155	$76,114
GAAP sales and marketing expense	$94,953	$64,474	$182,986	$120,625
Stock-based compensation expense	(8,403)	(7,955)	(18,253)	(14,147)
Employer payroll taxes on employee stock transactions	(1,671)	(614)	(3,362)	(1,771)
Amortization of acquired intangibles	(1,428)	(1,433)	(2,857)	(2,874)
Non-GAAP sales and marketing expenses	$83,451	$54,472	$158,514	$101,833
GAAP general and administrative expense	$30,555	$23,705	$57,607	$45,434
Stock-based compensation expense	(4,565)	(3,033)	(9,087)	(5,984)
Employer payroll taxes on employee stock transactions	(87)	(462)	(571)	(1,199)
Acquisition-related expenses	(1,060)	—	(1,286)	—
Non-GAAP general and administrative expense	$24,843	$20,210	$46,663	$38,251

About Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In particular, free cash flow is not a substitute for cash used in operating activities. Additionally, the utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for a given period. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of our historical non-GAAP financial measures to their most directly comparable financial measure stated in accordance with U.S. GAAP has been provided in the financial statement tables included in this press release. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin
We define non-GAAP operating income (loss) and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP operating income (loss) and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Earnings (Loss) Per Share
We define non-GAAP net earnings (loss) per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses and the tax effects related to the foregoing. We believe non-GAAP net earnings (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Free Cash Flow and Free Cash Flow Margin
Free cash flow is a non-GAAP financial measure that we define as net cash (used in) provided by operating activities less purchases of property and equipment and capitalized internal-use software costs. Free cash flow margin is calculated as free cash flow divided by total revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the amount of cash generated from our core operations that, after the purchases of property and equipment, can be used for strategic initiatives, including investing in our business and selectively pursuing acquisitions and strategic investments.

Calculated Billings
We define calculated billings as total revenue plus the increase (decrease) in total deferred revenue as presented on or derived from our consolidated statements of cash flows less the (increase) decrease in total unbilled accounts receivable in a given period. Calculated billings exclude deferred revenue and unbilled accounts receivable acquired through acquisitions in the period of acquisition. We typically invoice our customers annually in advance, and to a lesser extent multi-year in advance, quarterly in advance, monthly in advance, monthly in arrears or upon delivery. Our management uses calculated billings to understand and evaluate our near-term cash flows and operating results.

Constant Currency
We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.